UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 26, 2011

DEL MONTE FOODS COMPANY

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14335	13-3542950
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Market @ The Landmark San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 247-3000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 7 – Regulation FD

Item 7.01.  Regulation FD Disclosure.

The information contained in this Item 7.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

In connection with a senior notes offering by Blue Merger Sub Inc. (“Merger Sub”), Del Monte Foods Company (the “Company”) is disclosing under this Item 7.01 of this Current Report on Form 8-K the information included as Exhibit 99.1. This information, some of which has not been previously reported (including the sources and uses for the proposed senior notes offering, new credit facilities, equity contribution to Merger Sub, Merger Sub’s purchase of Del Monte Corporation’s existing senior subordinated notes and merger of Merger Sub with and into Del Monte Foods Company (together, the “Transactions”); a reconciliation of Adjusted EBITDA to net income; certain unaudited pro forma financial information; the pro forma capitalization table; the pro forma contractual obligations table; and revised disclosure with respect to certain litigation matters), is excerpted from the Confidential Preliminary Offering Memorandum dated January 26, 2011 that is being circulated in connection with the senior notes offering by Merger Sub.

This information includes certain unaudited pro forma financial information for the Company’s fiscal year ended May 2, 2010, six month periods ended November 1, 2009 and October 31, 2010 and the twelve months ended October 31, 2010 for informational purposes for interested investors, which is set forth in Exhibit 99.1, attached hereto and incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

The information contained in this Item 9.01 and in the accompanying Exhibit 99.1 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

(d)	Exhibits.

Exhibit	Description
99.1	Excerpts from the Blue Merger Sub Inc. Confidential Preliminary Offering Memorandum dated January 26, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Del Monte Foods Company

Date: January 26, 2011	By:	/s/ James Potter
Name: James Potter
Title: Secretary

EXHIBIT INDEX

Exhibit	Description
99.1	Excerpts from the Blue Merger Sub Inc. Confidential Preliminary Offering Memorandum dated January 26, 2011

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